Exhibit 99.2

Ambac                                         Ambac Assurance Corporation
                                              One State Street Plaza, 15th Floor
                                              New York, New York 10004
                                              Telephone: (212) 668-0340

Certificate Guaranty Insurance Policy


Insured Obligations:                          Policy Number:

Equity One Mortgage Pass-Through Trust        AB0550BE
Mortgage Pass-Through Certificates,
Series 2002-2, Class A
                                              Premium:

                                              As specified in the endorsement
                                              attached hereto.

Ambac Assurance Corporation (Ambac), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

/s/ Robert J. Genader   [CORPORATE SEAL APPEARS HERE]  /s/ Anne G. Gill
President                                              Secretary

Effective Date: April 30, 2002                         /s/ Jeffrey D. Nabi
                                                       Authorized Representative

Form No.: 2B-0022 (7/97)

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                                                                EXECUTED VERSION
                                                                ================




                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming                           Effective Date of Endorsement:
part of Policy No. AB0550BE                                       April 30, 2002
issued to:


JPMorgan Chase Bank, as Trustee
on behalf of, and for the benefit
of the Holders of, the Mortgage
Pass- Through Certificates, Series
2002-2, Class AF, Class A-IO and
Class AV-1 Certificates as Issued
pursuant to the Agreement


     For all purposes of this Policy, the following terms shall have the following meanings:

     "Affiliated Seller" shall mean each of Equity One, Incorporated, a Pennsylvania corporation; Equity One, Inc., a Minnesota corporation; Equity One Consumer Loan Company, Inc., a New Hampshire corporation; and Popular Financial Services, LLC, a Delaware limited liability company.

     "Agreement" shall mean the Pooling and Servicing Agreement, dated as of March 31, 2002, among Equity One ABS, Inc., as Depositor, Equity One, Inc., as a Seller and the Servicer, each Affiliated Seller, as a Seller, and the Trustee, as Trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" shall mean, with respect to the Insured Obligations, as of any Distribution Date any shortfall in amounts available in the Distribution Account and, with

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respect to the Class AV-1  Certificates  only,  the Reserve  Fund to pay (i) the aggregate Interest  Distribution Amount for the related Interest Accrual Period,
(ii) the Guaranteed Principal Distribution Amount and (iii) without duplication of the amount specified in clause (ii), the aggregate Class Certificate Balance of the Insured Obligations to the extent unpaid on the related Last Scheduled Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement. For purposes of determining the Deficiency Amount, the Interest Distribution Amount for the related Interest Accrual Period for any Distribution Date shall be reduced by any Net Prepayment Interest Shortfalls and any Relief Act Reduction applicable to such Interest Accrual Period. The Deficiency Amount shall not include any Net WAC Cap Carryover.

     "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Agreement on the related Distribution Date.

     "Guaranteed Principal Distribution Amount" shall mean, with respect to the Insured Obligations and for any Distribution Date, the amount, if any, by which the sum of the Class Certificate Balances of the Class AF Certificates exceeds the Group Principal Balance of Group I as of that Distribution Date, plus the amount, if any, by which the Class Certificate Balance of the Class AV-1
Certificates exceeds the Group Principal Balance of Group II as of that Distribution Date.

     "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Insured Obligations and who, on the applicable Distribution Date, is entitled under the terms of the Insured Obligations to payment thereunder.

     "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time), dated as of April 30, 2002, by and among the Insurer, Equity One, Inc., as a Seller of the Loans to the Depositor and as Servicer, the Depositor and JPMorgan Chase Bank, as Trustee.

     "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

     "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date plus any Preference Amount for such Distribution Date.

     "Insured Obligations" shall mean the Class AF Certificates, the Class A-IO Certificates and the Class AV-1 Certificates.

     "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Distribution Date.

     "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

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     "Last  Scheduled  Distribution  Date" shall mean the  Distribution  Date in
October 2032.

     "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable highest rate of interest on any of the Insured Obligations and
(b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Distribution Date.

     "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount which is Due for Payment but has not been and will not be paid in respect of such Distribution Date pursuant to the Agreement.

     "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

     "Preference Amount" shall mean any amount previously distributed to a Holder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Premium" shall have the meaning set forth in the Insurance Agreement.

     "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

     "Reimbursement  Amount" shall mean, as to any Distribution Date, the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Distribution Date, plus (ii) interest on such amounts at the Late Payment Rate.

     "Trustee" shall mean JPMorgan Chase Bank, or any successor thereto under the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     The Insurer hereby agrees that if, as of any Distribution Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such

Form No. 2B-0022-56-ENDNY

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payment  will  occur   unless  the  full  amount  of  the   Holders'   allocable
distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement and the Insurance Agreement

     As provided by the Policy, the Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

     The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event on the Distribution Date next following receipt on a Business Day by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and
(iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect to principal (other than principal paid in connection with Loan Losses) except on the Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

     The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

Form No. 2B-0022-56-ENDNY

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     A Premium will be payable on this Policy as provided in Section  4.02(a) of the Agreement, on the Closing Date and on each Distribution Date, in an amount equal to 1/12th of the product of (i) the Premium Percentage and (ii) the
aggregate  Class  Certificate   Balance  of  the  Insured  Obligations  on  each
Distribution Date (prior to giving effect to any distributions of principal to be made on such Distribution Date); provided that the initial premium will be $42,493.80 and will be paid on the Closing Date.

     THE   INSURANCE   PROVIDED   BY  THE   POLICY   IS  NOT   COVERED   BY  THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     The Policy to which this  Endorsement  is attached  and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. This Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

     No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

     This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


Form No. 2B-0022-56-ENDNY

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


     IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.


First Vice President                              Assistant Secretary

/s/ Jeffrey D. Nabi                               /s/ Melissa L. Velie
-------------------------------                   ------------------------------













Form No. 2B-0022-56-ENDNY

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


                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                  --------------------------------------------
                               Policy No. AB0550BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                                         Date:  [       ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

     Reference is made to Certificate Guaranty Insurance Policy No. AB0550BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of March 31, 2002, among Equity One ABS, Inc., as Depositor, Equity One, Inc., as a Seller and the Servicer, each Affiliated Seller, as a Seller, and JPMorgan Chase Bank, as Trustee (without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer) (the "Agreement"), as the case may be, unless the context otherwise requires.

     The Trustee hereby certifies as follows:

     1. The Trustee is the Trustee under the Agreement for the Insured Obligations.

     2. The relevant Distribution Date or Last Scheduled Distribution Date is [date].

     3. Payment on the Insured Obligations in respect of the Distribution Date is due to be received on ____________________________ under the
          Agreement, in an amount equal to $_____________________.

     [3. The amount to be paid to the Holders of the Insured Obligations on the Last Scheduled Distribution Date is $____________.]

     4.   There  is  a   Deficiency   Amount   and/or   Preference   Amount   of
          $________________ in respect of the Insured Obligations, which amount is an Insured Amount pursuant to the terms of the Agreement.

     5. The sum of $__________________ is the Insured Amount that is Due for Payment.

     6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

Form No. 2B-0022-56-ENDNY

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

     7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

          [Name and account information for Trustee.]

     8. The Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Insured Obligations when due; (b) not apply such funds for any other purpose;
          (c) deposit such funds to the Distribution Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Insured Obligations and the corresponding claim on the Policy and proceeds thereof.

     Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information; Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

                                        [Name of Trustee]



                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------
                                                    (Officer)




Form No. 2B-0022-56-ENDNY

                                      A-2